Exhibit 10.1

AMENDMENT NO. 4 TO AMENDED AND RESTATED

CREDIT AGREEMENT, CONSENT AND WAIVER

                This AMENDMENT NO. 4 TO AMENDED AND RESTATED CREDIT AGREEMENT, CONSENT AND WAIVER (this “Amendment No. 4”), dated as of August 30, 2004 is made among GENCORP INC., an Ohio corporation (the “Borrower”), DEUTSCHE BANK TRUST COMPANY AMERICAS, for itself, as a Lender and as Administrative Agent for the Lenders (the “Administrative Agent”), and the other Lenders signatory to the hereinafter defined Credit Agreement.

RECITALS

A.            The Administrative Agent, the Lenders and the Borrower are party to that certain Amended and Restated Credit Agreement dated as of December 28, 2000 and amended and restated as of October 2, 2002 (as amended by that certain Amendment No. 1 to Amended and Restated Credit Agreement and Limited Waiver and Consent dated as of July 29, 2003 (“Amendment No. 1”), that certain Amendment No. 2 to Amended and Restated Credit Agreement dated as of August 25, 2003 (“Amendment No. 2”), and that certain Amendment No. 3 to Amended and Restated Credit Agreement and Limited Waiver dated as of December 31, 2003) (collectively with Amendment No. 1, Amendment No. 2 and Amendment No. 3 (“Amendment No. 3”), and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B.            On and subject to the terms and conditions hereof, the Administrative Agent, the Lenders and the Borrower wish to amend or waive certain provisions of the Credit Agreement as set forth herein, all subject to the express terms and conditions specified in this Amendment No. 4.

C.            This Amendment No. 4 shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment No. 4; capitalized terms used herein without definition are so used as defined in the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

1.             Amendments to Credit Agreement.  On the Amendment Effective Date (as hereinafter defined), the Credit Agreement is hereby amended as follows:

(a)           Section 1.1 of the Credit Agreement shall be amended by inserting the following definitions in the applicable alphabetical order:

““Automotive Business” means the business of the Borrower and certain of its Subsidiaries of manufacturing, selling, and development and design activities with respect to automobile and other wheeled vehicle components, including without limitation, sealing systems, glass encapsulation products, modular systems, and anti-vibration components, except that such term shall not include the activities expressly excluded therefrom in the Automotive Sale Agreement or the assets, liabilities or operations of the Excluded Subsidiaries (as defined in the Automotive Sale Agreement).

“Automotive Business Sale” means the sale by the Borrower to the Automotive Buyer of (i) all of the Capital Stock of GDX Automotive Inc., Penn International Inc., GenCorp Canada Inc. and certain other Subsidiaries of the Borrower, and (ii) the assets related to the Automotive Business, all pursuant to the Automotive Sale Agreement.

“Automotive Buyer” means GDX Holdings LLC, a Delaware limited liability corporation, or such Subsidiaries or Affiliates of GDX Holdings LLC as may be designated by GDX Holdings LLC pursuant to the Automotive Sale Agreement.

“Automotive Sale Agreement” means the Stock and Asset Purchase Agreement, dated as of July 16, 2004 by and between the Automotive Buyer and the Borrower, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof and thereof.

“Automotive Sale Closing Date” means the date on which the Automotive Business Sale shall have been consummated in accordance with the terms of the Automotive Sale Documents.

“Automotive Sale Documents” means the Automotive Sale Agreement, the Transaction Documents (as defined in the Automotive Sale Agreement) and any material agreement, document, instrument and certificate executed and/or delivered on or after the date hereof pursuant to the terms thereof.

(b)           The definition of “Consolidated Adjusted EBITDA” contained in Section 1.1 of the Credit Agreement shall be amended by inserting the following sentence immediately prior to the last sentence thereof:

“In addition, with respect to the calculation of the Leverage Ratio only, for any four-quarter period ending on or prior to the date that is the one-year anniversary date of the Automotive Sale Closing Date but after May 31, 2004, Consolidated Adjusted EBITDA shall be calculated on a pro forma basis assuming the consummation of the Automotive Business Sale as of the first day of such four-quarter period.”

(c)           The definition of “Excess Cash Flow” contained in Section 1.1 of the Credit Agreement shall be amended by inserting the following sentence immediately after the last sentence thereof:

“Notwithstanding anything in this definition to the contrary, Net Sale Proceeds of the Automotive Business Sale retained by the Borrower

2

pursuant to Section 4.4(d) shall not be included in determining Excess Cash Flow for so long as the Borrower retains such Net Sale Proceeds in accordance with said Section.”

(d)           Section 4.4(d) of the Credit Agreement shall be amended by inserting the following provisions immediately following the last sentence of such subsection:

“Furthermore, notwithstanding anything to the contrary in this Section 4.4(d), upon receipt thereof, subject to the provisions of this subsection, an amount equal to 100% of the Net Sale Proceeds of the Automotive Business Sale shall be made available to the Borrower and applied, in part, on the date of receipt thereof, as follows: (A) the Borrower shall repay, pro rata, the outstanding Revolving Loans (without a permanent reduction of the Revolving Commitments) pursuant to Section 4.5(a), and (B) the Borrower shall deposit $70,000,000 of such Net Sale Proceeds (the “Retained Amount”) into a designated account of the Borrower at a domestic office of one of the Lenders (the “Retained Proceeds Account”), which Retained Amount shall be used solely to prepay the Loans in accordance with the second to last sentence of this Section 4.4(d) and shall not otherwise be withdrawn from the Retained Proceeds Account by the Borrower except as provided in the last sentence hereof.  Amounts held in the Retained Proceeds Account shall be pledged to the Lenders and held as cash collateral on behalf of all of the Lenders by the Lender with which the Retained Proceeds Account is established (and such Lender shall act as collateral sub-agent for the Collateral Agent in accordance with this Agreement).  The Retained Amount shall be invested solely in Cash and Cash Equivalents.  On or prior to March 1, 2005 (the “Pay-Down Date”), the Borrower shall be required to apply an amount equal to 100% of the Net Sale Proceeds of the Automotive Business Sale to repay, on a pro rata basis, first, the Term Loans and second, the Revolving Loans, all in accordance with the terms and procedures set forth in this Section 4.4(d).  Notwithstanding anything in this Agreement to the contrary, including, without limitation Section 12.1(a), amounts held in the Retained Proceeds Account shall not be released from such account, other than strictly in accordance with the immediately preceding sentence hereof, except as follows:  (i) with respect to $20,000,000 or less of the Retained Amount, such amount may be released on or prior to the Pay-Down Date for any purpose with the consent of 75% of the Lenders (other than Defaulting Lenders), and (ii) with respect to more than $20,000,000 of the Retained Amount, such amount may be released on or prior to the Pay-Down Date for any purpose with the consent of 100% of the Lenders (other than Defaulting Lenders).”

(e)           Section 5.1 of the Credit Agreement shall be amended by inserting the following paragraph immediately after the final paragraph thereof:

3

“Notwithstanding anything in this Agreement to the contrary, on or prior to the Pay-Down Date and subject to the terms of Section 4.4(d) relating thereto, the Borrower hereby agrees and acknowledges that at any time as the Borrower shall have $50,000,000 or more of aggregate cash or liquid investments on hand (including, without limitation, cash or investments held in the Retained Proceeds Account), the Borrower shall not request a Borrowing of any Revolving Loan hereunder and the Revolving Lenders shall not be obligated to make any such Revolving Loan to the Borrower; provided however that the Borrower may request the issuance of Letters of Credit in accordance with the terms of this Agreement, and provided further however that the Borrower may on the Pay-Down Date request a Borrowing of Revolving Loans hereunder in order to comply with the second to last sentence of Section 4.4(d), so long as such Borrowing is in compliance in all respects with this Agreement and so long as the amount of such requested Borrowing does not exceed the amount of Revolving Loans repaid by the Borrower from the Net Sale Proceeds of the Automotive Business Sale pursuant to Section 4.4(d)(A).  At any such time, prior to the Pay-Down Date, that the Borrower shall request a Borrowing of any Revolving Loan, the Borrower shall be required, in connection with such request, to represent and warrant to the Administrative Agent and the Lenders that the Borrower has on hand less than $50,000,000 of aggregate cash and liquid investments and is otherwise in compliance with this provision.  Further, notwithstanding anything in this Agreement to the contrary, including, without limitation Section 12.1(a), this paragraph may not be amended, modified or waived without the consent of the Required Lenders and the consent of 100% of the Revolving Lenders (other than, in each case, Defaulting Lenders).”

(f)            Section 8.7(k) of the Credit Agreement shall be amended by inserting the following provisions immediately following the last sentence of such subsection:

“Furthermore, notwithstanding anything in this Agreement to the contrary, including, without limitation Section 12.1(a), none of the Borrower or any of its Subsidiaries shall be permitted to consummate any Permitted Acquisition involving total consideration given and Indebtedness assumed in connection with such Permitted Acquisition in excess of $50,000,000 (or the Dollar Equivalent thereof), without the consent of 100% of the Lenders (other than Defaulting Lenders).”

(g)           Section 8.11(i) of the Credit Agreement shall be amended by inserting the phrase “or the Automotive Sale Documents” immediately following the phrase “the OTS Acquisition Documents”.

(h)           Section 9.3 of the Credit Agreement shall be amended by deleting the first three Fiscal Quarters after (but not including) May 31, 2004 and the ratios immediately set forth opposite such Fiscal Quarters under the heading “ARC Acquisition Ratio” and substituting the following in lieu thereof:

4

“Fiscal Quarter	ARC Acquisition Ratio

August 31, 2004

2.25 to 1.00

November 30, 2004

1.50 to 1.00

February 28, 2005

1.65 to 1.00

(i)            Section 9.4 of the Credit Agreement shall be amended by deleting the first three Fiscal Quarters after (but not including) May 31, 2004 and the ratios immediately set forth opposite such Fiscal Quarters under the heading “ARC Acquisition Ratio” and substituting the following in lieu thereof:

“Fiscal Quarter	ARC Acquisition Ratio

August 31, 2004

7.00 to 1.00

November 30, 2004

8.25 to 1.00

February 28, 2005

8.25 to 1.00

(j)            Section 9.5 of the Credit Agreement shall be amended by deleting all of the table set forth therein and substituting the following in lieu thereof:

“Fiscal Quarter	Ratio

August 31, 2004

0.90 to 1.00

November 30, 2004

0.65 to 1.00

February 28, 2005

0.65 to 1.00

May 31, 2005 and thereafter

1.05 to 1.00

                2.             Consents and Waivers.  (a) The Lenders hereby (i) consent to the Automotive Business Sale and the release of all Collateral associated therewith (including, without limitation, pledged intercompany notes relating to the Automotive Business), notwithstanding the terms of the Credit Agreement, (ii) agree to the release of GDX Automotive Inc. and Penn International Inc. as Subsidiary Guarantors under the Subsidiary Guaranty in connection therewith and (iii) agree to the release of the security interests in the equity of GDX Automotive Inc., Penn International Inc., GenCorp Canada Inc., GenCorp GmbH and any other Subsidiaries being sold pursuant to the Automotive Sale Documents, all in accordance with the terms and conditions of the Automotive Sale Documents.  In furtherance of the foregoing, each of the Lenders authorizes the Administrative Agent to execute and deliver on behalf of the Lenders, and take such actions on behalf of the Lenders, as may be necessary or desirable to release all security interests, mortgages and liens created or purported to be created by the Loan Documents with respect to Collateral relating to the Automotive Business or the released Subsidiary Guarantors, or to otherwise modify or amend any of the Security Documents to reflect the Automotive Business Sale, the release of GDX Automotive Inc. and Penn International Inc. as Subsidiary Guarantors or the release of security interests in the equity of GDX Automotive Inc., Penn International Inc.,

5

GenCorp Canada Inc., GenCorp GmbH and any other Subsidiaries being sold pursuant to the Automotive Sale Documents.

                (b)           The Majority Lenders of each of the Term A Facility, the New Term B Facility and the Revolving Facility hereby waive compliance by the Borrower with respect to Section 4.4(d) of the Credit Agreement in connection with the application of the Net Sale Proceeds of the Automotive Business Sale on the Automotive Sale Closing Date.

                (c)           The Required Lenders hereby waive any Event of Default or Unmatured Event of Default arising under Section 10.1(c) of the Credit Agreement solely out of the Borrower’s breach of Section 9.2 of the Credit Agreement as a result of the Borrower’s failure to maintain the minimum Consolidated Net Worth for the Fiscal Quarters commencing May 31, 2004 through and including February 28, 2006 (but solely as to such Fiscal Quarters).

                (d)           The Required Lenders hereby acknowledge that, in connection with the Automotive Business Sale, the Borrower has transferred from Penn International Inc. to the Borrower certain shares in the capital of GDX Automotive B.V. which are currently pledged to the Administrative Agent, on behalf of the Secured Parties, by Penn International.  The Borrower hereby agrees that if (i) the Automotive Business Sale has not been consummated and/or (ii) GDX Automotive B.V. has not been dissolved by the Borrower, in each case by December 31, 2004, the Borrower shall take such actions as shall be deemed necessary by the Administrative Agent to grant the Administrative Agent for the benefit of the Secured Parties a perfected Lien (subject only to Permitted Liens) in such shares in the capital of GDX Automotive B.V. pursuant to and to the full extent required by the Security Documents and the Credit Agreement.

                3.             Representations and Warranties.  As of the date hereof, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a)           After giving effect to this Amendment No. 4 (i) no Unmatured Event of Default or Event of Default shall have occurred or be continuing and (ii) the representations and warranties of the Borrower contained in the Loan Documents shall each be true and correct in all material respects at and as of the date hereof to the same extent as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date in which event such representation and warranties shall be true and correct as of such specified date.

(b)           The execution, delivery and performance, as the case may be, by the Borrower of this Amendment No. 4 and the other Loan Documents and transactions contemplated hereby are within the Borrower’s corporate powers, have been duly authorized by all necessary corporate action (including, without limitation, all necessary shareholder approvals) of the Borrower, shall have received all necessary governmental approvals, and do not and will not contravene or conflict with any provision of law applicable to the Borrower, the certificate or articles of incorporation or bylaws of the Borrower, or any order, judgment or decree of any court or other agency of government or any contractual obligation binding upon the Borrower.  No authorization or approval or other action by, and no notice to or filing or registration with, any governmental

6

authority or other Person is required in connection with the execution, delivery and performance of this Amendment No. 4 or the transactions contemplated herein, other than those obtained and in full force and effect.

(c)           Each of this Amendment No. 4, the Credit Agreement and any other Loan Document is the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms, except to the extent enforceability is limited by bankruptcy, insolvency or similar laws affecting the rights of creditors generally or by application of general principles of equity.

(d)           On the Amendment Effective Date, each of the Borrower and the Subsidiary Guarantors is a duly organized and validly existing entity in good standing in its jurisdiction of incorporation or formation.

4.             Conditions.  This Amendment No. 4 shall become effective on the date (the “Amendment Effective Date”); provided, that the Administrative Agent shall have received:

(a)           counterparts of this Amendment No. 4 duly executed by the Borrower, the Subsidiary Guarantors, the Administrative Agent and the percentage of Lenders required by the Credit Agreement;

(b)           duly executed originals of a certificate of the Chief Executive Officer or Chief Financial Officer of the Borrower and each other Credit Party, dated as of the date hereof, stating that (A) since November 30, 2003 (i) no event or condition has occurred or is existing which could reasonably be expected to have a Material Adverse Effect; (ii) no litigation has been commenced which, if successful, would have a Material Adverse Effect or could challenge any of the transactions contemplated by the Credit Agreement and the other Loan Documents; (iii) there have been no Restricted Payments made by the Borrower or any of its Subsidiaries other than in accordance with the Credit Agreement; and (iv) except as described in this Amendment No. 4, there has been no material increase in liabilities, liquidated or contingent, and no material decrease in assets of the Borrower or any of its Subsidiaries, and (B) all necessary governmental (domestic and foreign) and third party approvals in connection with the Credit Agreement and the transactions contemplated by this Amendment No. 4 have been obtained and remain in effect;

(c)           without setoff, deduction or counterclaim, on account of each Lender that has executed and delivered (including delivery of way of facsimile) a copy of this Amendment No. 4 to the attention of Kay McNab at Winston & Strawn LLP, 35 West Wacker Drive, Chicago, Illinois 60601, telecopy number 312-558-5700, at or prior to 12:00 noon (New York City time) on August 30, 2004 (the “Delivery Date”), from the Borrower a non-refundable amendment fee (the “Amendment Fee”) in an amount equal to 0.25% of the sum of such Lender’s Revolving Commitment, Term A Loans and New Term B Loans as of the Delivery Date; and

(d)           from the Borrower all fees and expenses of legal counsel due and payable pursuant to Section 12.4 of the Credit Agreement (to the extent then invoiced).

7

5.             Affirmation of Subsidiary Guarantors.  By its signature set forth below, each Subsidiary Guarantor hereby confirms to the Administrative Agent and the Lenders that, after giving effect to this Amendment No. 4 and the transactions contemplated hereby, including, without limitation, the release of GDX Automotive Inc. and Penn International Inc. as Subsidiary Guarantors under the Subsidiary Guaranty, the Subsidiary Guaranty of such Subsidiary Guarantor and each other Loan Document to which such Subsidiary Guarantor is a party continues in full force and effect and is the legal, valid and binding obligation of such Subsidiary Guarantor, enforceable against such Subsidiary Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

6.             Successors and Assigns.  This Amendment No. 4 shall be binding on and shall inure to the benefit of the Borrower, the Administrative Agent, the Lenders and their respective successors and assigns; provided that the Borrower may not assign its rights, obligations, duties or other interests hereunder without the prior written consent of the Administrative Agent and the Lenders.  The terms and provisions of this Amendment No. 4 are for the purpose of defining the relative rights and obligations of the Borrower, the Administrative Agent and the Lenders with respect to the transactions contemplated hereby and there shall be no third party beneficiaries of any of the terms and provisions of this Amendment No. 4.

                7.             Entire Agreement.  This Amendment No. 4, the Credit Agreement (as amended hereby) and the other Loan Documents constitute the entire agreement of the parties with respect to the subject matter hereof.

                8.             Incorporation of Credit Agreement.  The provisions contained in Sections 12.4, 12.9 and 12.10 of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety with respect to this Amendment No. 4.

                9.             Amendment; Waiver.  The parties hereto agree and acknowledge that nothing contained in this Amendment No. 4 in any manner or respect limits or terminates any of the provisions of the Credit Agreement or any of the other Loan Documents other than as amended as expressly set forth herein or waived as expressly set forth herein, and further agree and acknowledge that the Credit Agreement (as amended hereby) and each of the other Loan Documents remain and continue in full force and effect and are hereby ratified and confirmed.  Except as expressly set forth in this Amendment No. 4, the execution, delivery and effectiveness of this Amendment No. 4 shall not operate as a waiver of any rights, power or remedy of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.  No delay on the part of any Lender or the Administrative Agent in exercising any of their respective rights, remedies, powers and privileges under the Credit Agreement or any of the Loan Documents or partial or single exercise thereof, shall constitute a waiver thereof.  On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the Credit Agreement in the Loan Documents and all other documents delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended hereby.

8

                10.           Captions.  Section captions used in this Amendment No. 4 are for convenience only, and shall not affect the construction of this Amendment No. 4.

                11.           Severability.  Whenever possible each provision of this Amendment No. 4 shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment No. 4 shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment No. 4.

                12.           Counterparts.  This Amendment No. 4 may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment No. 4 by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment No. 4.

[signature pages immediately follow]

9

IN WITNESS WHEREOF, this Amendment No. 4 has been duly executed as of the date first written above.

GENCORP INC.

By:	/s/ TERRY L. HALL
	Name:	TERRY L. HALL
	Title:	Chairman, President and Chief
Executive Officer

AEROJET-GENERAL CORPORATION,
as Subsidiary Guarantor

By:	/s/ YASMIN R. SEYAL
	Name:	YASMIN R. SEYAL
	Title:	Treasurer

AEROJET ORDNANCE TENNESSEE, INC., as Subsidiary Guarantor

By:	/s/ DALE G. ADAMS
	Name:	DALE G. ADAMS
	Title:	President

GENCORP PROPERTY INC.,
as Subsidiary Guarantor

By	/s/ TERRY L. HALL
	Name:	TERRY L. HALL
	Title:	President

PENN INTERNATIONAL INC.,
as Subsidiary Guarantor

By:	/s/ TERRY L. HALL
	Name:	TERRY L. HALL
	Title:	President

GDX LLC, as Subsidiary Guarantor

By:	/s/ TERRY L. HALL
	Name:	TERRY L. HALL
	Title:	President

AEROJET FINE CHEMICALS LLC,
as Subsidiary Guarantor

By:	/s/ YASMIN R. SEYAL
	Name:	YASMIN R. SEYAL
	Title:	Treasurer

AEROJET INVESTMENTS LTD.,
as Subsidiary Guarantor

By:	/s/ FRANK V. FOGARTY
	Name:	FRANK V. FOGARTY
	Title:	Vice President,
Chief Financial Officer and
Treasurer

GDX AUTOMOTIVE INC.,
as Subsidiary Guarantor

By:	/s/ YASMIN R. SEYAL
	Name:	YASMIN R. SEYAL
	Title:	Treasurer

RKO GENERAL, INC.,
as Subsidiary Guarantor

By:	/s/ TERRY L. HALL
	Name:	TERRY L. HALL
	Title:	President

DEUTSCHE BANK TRUST COMPANY AMERICAS as Lender, Administrative Agent and Facing Agent

By:	/s/ MARGUERITE SUTTON
	Name:	MARGUERITE SUTTON
	Title:	Vice President

BANK ONE, NA,
as Lender

By:	/s/ STEPHEN C. PRICE
	Name:	STEPHEN C. PRICE
	Title:	Managing Director

ABN AMRO BANK N.V.,
as Lender

By:	/s/ TERRANCE J. WARD
	Name:	TERRANCE J. WARD
	Title:	Senior Vice President

By:	/s/ PETER J. HALLAN
Name:
	Title:	Vice President

THE BANK OF NEW YORK,
as Lender

By:	/s/ LISA Y. BROWN
	Name:	LISA Y. BROWN
	Title:	Managing Director

THE BANK OF NOVA SCOTIA,
as Lender

By:	/s/ MARK SPARROW
	Name:	MARK SPARROW
	Title:	Director

NATIONAL CITY BANK,
as Lender

By:	/s/ KENNETH M. BLACKWELL
	Name:	KENNETH M. BLACKWELL
	Title:	Vice President

THE NORTHERN TRUST COMPANY,
as Lender

By:	/s/ JOHN P. BRAZZALE
	Name:	JOHN P. BRAZZALE
	Title:	Vice President

WELLS FARGO BANK, N.A.,
as Lender

By:	/s/ GREGORY J. MELLOR
	Name:	GREGORY J. MELLOR
	Title:	Vice President

WACHOVIA BANK, N.A.,
as Lender

By:	/s/ ROBERT G. MCGILL JR.
	Name:	ROBERT G. MCGILL JR.
	Title:	Director

ING CAPITAL LLC,
as Lender

By:	/s/ DAVID SCOTT ORNER
	Name:	DAVID SCOTT ORNER
	Title:	Vice President

AMMC CDO II, LIMITED,
as Lender

BY:	American Money Management Corp.,
As Collateral Manager

By:	/s/ DAVID P. MEYER
	Name:	DAVID P. MEYER
	Title:	Vice President

VENTURE CDO 2002, LIMITED,
as Lender

By:	Its Investment Advisor, MJX Asset
Management, LLC

By:	/s/ Atha Baugh
	Name:	Atha Baugh
	Title:	Director

VENTURE CDO, LIMITED,
as Lender

By:		Its Investment Advisor, MJX Asset
Management, LLC

By:	/s/ Atha Baugh
	Name:	Atha Baugh
	Title:	Director

FRANKLIN CLO I LTD,
as Lender

By:	/s/ TYLER CHAN
	Name:	TYLER CHAN
	Title:	Vice President

FRANKLIN CLO II LTD,
as Lender

By:	/s/ TYLER CHAN
Name:	TYLER CHAN
Title:	Vice President

FRANKLIN CLO III LTD,
as Lender

By:	/s/ TYLER CHAN
Name:	TYLER CHAN
Title:	Vice President

FRANKLIN CLO IV LIMITED,
as Lender

By:	/s/ TYLER CHAN
Name:	TYLER CHAN
Title:	Vice President

FRANKLIN FLOAT RATE TRUST,
as Lender

By:	/s/ TYLER CHAN
Name:	TYLER CHAN
Title:	Vice President

FRANKLIN FLOATING DAILY,
as Lender

By:	/s/ TYLER CHAN
Name:	TYLER CHAN
Title:	Vice President

CHAMPLAIN CLO, LTD,
as Lender

BY:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

By:	/s/ GREGORY STOECKLE
	Name:	GREGORY STOECKLE
	Title:	Authorized Signatory

AIM FLOATING RATE FUND
as Lender

BY:	INVESCO Senior Secured Management, Inc.
As Sub-Adviser

By:	/s/ GREGORY STOECKLE
	Name:	GREGORY STOECKLE
	Title:	Authorized Signatory

AVALON CAPITAL LTD.
as Lender

BY:	INVESCO Senior Secured Management, Inc.
As Portfolio Advisor

By:	/s/ GREGORY STOECKLE
	Name:	GREGORY STOECKLE
	Title:	Authorized Signatory

AVALON CAPITAL LTD. 2
as Lender

BY:	INVESCO Senior Secured Management, Inc.
As Portfolio Advisor

By:	/s/ GREGORY STOECKLE
	Name:	GREGORY STOECKLE
	Title:	Authorized Signatory

INVESCO CBO 2000-I LTD.
as Lender

BY:	INVESCO Senior Secured Management, Inc.
As Portfolio Advisor

By:	/s/ GREGORY STOECKLE
	Name:	GREGORY STOECKLE
	Title:	Authorized Signatory

CHARTER VIEW PORTFOLIO
as Lender

BY:	INVESCO Senior Secured Management, Inc.
As Investment Advisor

By:	/s/ GREGORY STOECKLE
	Name:	GREGORY STOECKLE
	Title:	Authorized Signatory

DIVERSIFIED CREDIT PORTFOLIO LTD.
as Lender

BY:	INVESCO Senior Secured Management, Inc.
As Investment Advisor

By:	/s/ GREGORY STOECKLE
	Name:	GREGORY STOECKLE
	Title:	Authorized Signatory

INVESCO EUROPEAN CDO I.S.A.
as Lender

BY:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

By:	/s/ GREGORY STOECKLE
	Name:	GREGORY STOECKLE
	Title:	Authorized Signatory

SARATOGA CLO I, LIMITED
as Lender

BY:	INVESCO Senior Secured Management, Inc.
As Asset Manager

By:	/s/ GREGORY STOECKLE
	Name:	GREGORY STOECKLE
	Title:	Authorized Signatory

SEQUILS-LIBERTY, LTD.
as Lender

BY:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

By:	/s/ GREGORY STOECKLE
	Name:	GREGORY STOECKLE
	Title:	Authorized Signatory

HARBOURVIEW CLO IV, LTD.,
as Lender

By:	/s/ BILL CAMBELL
Name:	BILL CAMBELL
Title:	Manager

HARBOURVIEW CLO V, LTD.,
as Lender

By:	/s/ BILL CAMBELL
Name:	BILL CAMBELL
Title:	Manager

OPPENHEIMER SENIOR FLOATING RATE FUND,
as Lender

By:	/s/ BILL CAMBELL
Name:	BILL CAMBELL
Title:	Manager

PACIFICA PARTNERS I, L.P.,
as Lender

By: Imperial Credit Asset Management as its
Investment Manager

By:	/s/ DEAN KAWAI
Name:	DEAN KAWAI
Title:	Senior Vice President

PROMETHEUS INVESTMENT FUNDING NO. 2 LTD.,

By: HVB Credit Advisors LLC
as Lender

By:	/s/ IRV ROA
Name:	IRV ROA
Title:	Director

By:	JAMES T. LI
Name:	JAMES T. LI
Title:	Associate Director

PROMETHEUS INVESTMENT FUNDING NO. 1 LTD.,

By: HVB Credit Advisors LLC
as Lender

By:	/s/ IRV ROA
Name:	IRV ROA
Title:	Director

By:	THOMAS L. MOWAT
Name:	THOMAS L. MOWAT
Title:	Director

STANFIELD CLO, LTD.,
as Lender

By: Stanfield Capital Partners LLC as its
Collateral Manager

By:	/s/ CHRISTOPHER E. JANSEN
Name:	CHRISTOPHER E. JANSEN
Title:	Managing Partner

WINDSOR LOAN FUNDING, LIMITED,
as Lender

By: Stanfield Capital Partners LLC as its
Investment Manager

By:	/s/ CHRISTOPHER E. JANSEN
Name:	CHRISTOPHER E. JANSEN
Title:	Managing Partner

STANFIELD ARBITRAGE CDO, LTD.,
as Lender

By: Stanfield Capital Partners LLC as its
Collateral Manager

By:	/s/ CHRISTOPHER E. JANSEN
Name:	CHRISTOPHER E. JANSEN
Title:	Managing Partner

STANFIELD QUATTRO CLO, LTD.,
as Lender

By: Stanfield Capital Partners LLC as its
Collateral Manager

By:	/s/ CHRISTOPHER E. JANSEN
Name:	CHRISTOPHER E. JANSEN
Title:	Managing Partner

HAMILTON CDO, LTD.,
as Lender

By: Stanfield Capital Partners LLC as its
Collateral Manager

By:	/s/ CHRISTOPHER E. JANSEN
Name:	CHRISTOPHER E. JANSEN
Title:	Managing Partner

AURUM CLO 2002-1 LTD.,
as Lender

By: Columbia Management Advisor, Inc. (f/k/a
Stein Roe & Farnham Incorporated),
As Investment Manager

By:	/s/ THOMAS R. BOUCHARD
Name:	THOMAS R. BOUCHARD
Title:	V.P.

SRF 2000 INC.
as Lender

By:	/s/ DIANA M. HIMES
Name:	DIANA M. HIMES
Title:	Assistant Vice President

C-SQUARED CDO LTD.
as Lender

By: TCW Advisors, Inc. as its
Portfolio Manager

By:	/s/ G. STEVEN KALIN
Name:	G. STEVEN KALIN
Title:	Senior Vice President

CELERITY CLO LIMITED
as Lender

By: TCW Advisors, Inc.,
As Agent

By:	/s/ G. STEVEN KALIN
Name:	G. STEVEN KALIN
Title:	Senior Vice President

By:	/s/ RICHARD F. KURTH
Name:	RICHARD F. KURTH
Title:	Senior Vice President

KZH CRESCENT-2 LLC,
as Lender

By:	/s/ DORIAN HERRERA
Name:	DORIAN HERRERA
Title:	Authorized Agent

KZH CRESCENT-3 LLC,
as Lender

By:	/s/ DORIAN HERRERA
Name:	DORIAN HERRERA
Title:	Authorized Agent

TCW SELECT LOAN FUND, LIMITED
as Lender

By: TCW Advisors, Inc, as its
Collateral Manager

By:	/s/ G. STEVEN KALIN
Name:	G. STEVEN KALIN
Title:	Senior Vice President

By:	/s/ RICHARD F. KURTH
Name:	RICHARD F. KURTH
Title:	Senior Vice President

FIRST 2004-1 CLO, LTD.
as Lender

By: TCW Advisors, Inc.,
its Collateral Manager

By:	/s/ G. STEVEN KALIN
Name:	G. STEVEN KALIN
Title:	Senior Vice President

By:	/s/ RICHARD F. KURTH
Name:	RICHARD F. KURTH
Title:	Senior Vice President